Filed Pursuant to 497(a)

File No. 333-204582

Rule 482ad

Capitala Finance Corp.

6.00% Notes Due 2022

Final Pricing Term Sheet

May 10, 2017

Issuer:	Capital Finance Corp.
Title of the Securities:	6.00% Notes due 2022 (the “2022 Notes”)
Initial Aggregate Principal Amount Being Offered:	$70,000,000
Option to Purchase Additional Notes:	Up to an additional $10,500,000 aggregate principal amount of Notes within 30 days
Underwriting Discount:	$0.78125 per Note; $2,187,500 total (assuming the over-allotment option is not exercised)
Net Proceeds to the Issuer, before Expenses:	$24.21875 per Note; $67,812,500 total (assuming the over-allotment option is not exercised)
Initial Public Offering Price:	100% of aggregate principal amount
Denominations:	Issue the Notes in denominations of $25.00 and integral multiples of $25.00 in excess thereof
Principal at Time of Payment:	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date.
Type of Note:	Fixed rate note
Coupon Rate:	6.00% per annum
Day Count:	30/360
Original Issue Date:	May 16, 2017
Stated Maturity Date:	May 31, 2022
Date Interest Starts Accruing:	May 16, 2017
Interest Payment Date:	Every February 28, May 31, August 31 and November 30, beginning August 31, 2017. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest Periods:	The initial interest period will be the period from and including May 16, 2017, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
Regular Record Dates for Interest:	February 15, May 15, August 15 and November 15, beginning August 15, 2017
Optional Redemption:	The Notes may be redeemed in whole or in part at any time or from time to time at Issuer’s option on or after May 31, 2019 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption.
Repayment at Option of Holders:	Holders will not have the option to have the Notes repaid prior to the stated maturity date.
Listing:	Issuer intends to list the Notes on the NASDAQ Global Select Market, within 30 days of the original issue date under the trading symbol "CPTAL."
CUSIP / ISIN:	14054R 304/ US14054R3049
Joint Book-Running Managers:	Ladenburg Thalmann & Co. Inc. BB&T Capital Markets, a division of BB&T Securities, LLC Janney Montgomery Scott LLC William Blair & Company L.L.C. Wunderlich Securities, Inc.

The issuer has filed a registration statement (including a prospectus and related prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for this offering.